UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400 St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 12, 2013, Patriot Coal Corporation issued a press release responding to factual inaccuracies contained in a press release issued earlier in the day by the United Mine Workers of America.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.         Description

    99.1*                Press Release of Patriot Coal Corporation dated June 12, 2013.

    *           Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION

By:	/s/ John E. Lushefski
John E. Lushefski
Senior Vice President & Chief Financial Officer

Dated:  June 13, 2013

EXHIBIT INDEX

Exhibit No.       Description

    99.1*              Press Release of Patriot Coal Corporation dated June 12, 2013.

    *           Filed herewith